UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2017

Green Bancorp, Inc.

(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation)	001-36580 (Commission File Number)	42-1631980 (I.R.S. Employer Identification No.)

4000 Greenbriar

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 275 - 8220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01.Regulation FD Disclosure.

Information is being furnished herein in Exhibit 99.1 with respect to the slide presentation to investors and others that may be made by executive officers of Green Bancorp, Inc. (the "Company"). This information includes selected financial and operational information through the third quarter of 2017 and does not represent a complete set of financial statements and related notes prepared in conformity with generally accepted accounting principles ("GAAP"). Most, but not all, of the selected financial information furnished herein is derived from the Company’s consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis of financial condition and results of operations included in the Company’s reports on Forms 10-K and 10-Q. The Company’s annual financial statements are subject to independent audit. These materials replace and supersede investor presentation materials previously furnished as an exhibit to Current Reports on Forms 8-K. These materials are dated October 31, 2017 and the Company does not undertake to update the materials after that date.

The investor presentation includes certain non−GAAP (generally accepted accounting principles) financial measures that the Company’s management uses to evaluate its performance. Specifically, the investor presentation includes tangible common equity, pre-tax, pre-provision return on average assets, the return on average tangible common equity ratio, tangible book value per common share, and allowance for loan losses plus acquired loans net discount to total loans adjusted for acquired loan net discount.   The investor presentation furnished as Exhibit 99.1 hereto includes a reconciliation the non-GAAP measures to the most directly comparable GAAP financial measure.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended  (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of Green Bancorp, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Please refer to pages 2 and 3 of Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto, and the use of non-GAAP financial measures included therein.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.  The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Green Bancorp, Inc. Third Quarter 2017 Investor Presentation

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Green Bancorp, Inc. Third Quarter 2017 Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Green Bancorp, Inc.

Date: October 31, 2017	/s/ Terry S. Earley
Terry S. Earley
Executive Vice President and Chief Financial Officer